                                                          EXHIBIT 10.45(b)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is made and entered into as of this 20th day of December, 1996 by and among RURAL/METRO CORPORATION, a corporation organized under the laws of Delaware ("Rural/Metro"), as Guarantor, the Subsidiaries of Rural/Metro listed on the signature pages hereto (the "Borrowers"), the Lenders party to the Credit Agreement referenced below (the "Lenders"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as Agent for the Lenders (the "Agent").

                              Statement of Purpose

         The Lenders agreed to extend certain credit facilities to the Borrowers pursuant to the Credit Agreement dated as of September 29, 1995 by and among Rural/Metro, as Guarantor, the Borrowers, the Lenders and the Agent (as amended, amended and restated, modified or otherwise supplemented from time to time, the "Credit Agreement").

         The parties now desire to amend the Credit Agreement in certain respects pursuant to the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Effect of Amendment. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect. The amendments and waivers granted in this First Amendment are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, or any other document or instrument entered into in connection therewith, or a future modification, acceptance or waiver of the provisions set forth therein.

         2. Capitalized Terms. All capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Credit Agreement.

         3. Modification of Credit Agreement. The Credit Agreement shall be hereby modified as follows:

         (a) Section 1.1 shall hereby be modified be deleting the defined term "Net Income" in its entirety and inserting the following defined terms in the correct alphabetical order:

                  "'First Amendment' means the First Amendment to Credit Agreement dated as of December 20, 1996 by and among the Credit Parties, the Lenders and the Agent.

         'Net Income' means, with respect to Rural/Metro and its Subsidiaries for any period, the Consolidated net income (or loss) of Rural/Metro and its Subsidiaries for such period determined in accordance with GAAP; provided, that there shall be excluded from Consolidated net income (or loss): (a) the income (or loss) of any Person in which any Credit Party made an investment pursuant to Section 10.4(j) (other than RMC Insurance, Ltd.), (b) other than Persons referred to in clause (a), the income (or loss) of any Person (other than a Subsidiary of any Credit Party) in which a Credit Party has an ownership interest unless received by such Credit Party in a cash distribution, (c) the income (or loss) of any Person accrued prior to the date it became a Subsidiary of any Credit Party or is merged into or consolidated with any Credit Party, and (d) to the extent not included in clauses (b) and
         (c) above, any after-tax extraordinary gains and non-cash losses."

         (b) Section 4.1 (c) shall hereby be modified to delete the chart set forth therein in its entirety and to substitute the following chart in lieu thereof:

         "Senior Debt                                                    Applicable Margin Per Annum
         Leverage Ratio                                             Base Rate +               LIBOR Rate +
         --------------                                             -----------               ------------

         Less than 0.75 to 1.00                                        0.00%                     0.625%

         Greater than or equal to
         0.75 to 1.00
         and less than 1.75 to 1.00                                    0.00%                     0.875%

         Greater than or equal to
         1.75 to 1.00
         and less than 2.25 to 1.00                                    0.00%                     1.125%

         Greater than or equal to
         2.25 to 1.00
         and less than 2.75 to 1.00                                    0.00%                     1.375%

         Greater than or equal to
         2.75 to 1.00                                                  0.125%                    1.625%"

         (c) Section 4.3(b) shall hereby be deleted in its entirety and the following Section 4.3(b) shall be substituted in lieu thereof:

                  "(b) Commitment Fee. The Borrowers shall pay to the Agent, for the account of the Lenders, a non-refundable

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



         commitment fee on the average daily unused portion of the Aggregate Commitment at a rate per annum equal to 0.25%. The commitment fee shall be payable in arrears on the last Business Day of each calendar quarter commencing December 31, 1996, and on the Termination Date. Such commitment fee shall be distributed by the Agent to the Lenders pro rata in accordance with the Lenders' respective Commitment Percentages."

         (d) Section 7.1(c) shall hereby be deleted in its entirety and the following Section 7.1(c) shall be substituted in lieu thereof:

                  "(c) Annual Financial Projections. As soon as practicable and in any event within ninety (90) days after the beginning of each Fiscal Year, a business plan of Rural/Metro and its Subsidiaries for the ensuing Fiscal Year, such plan to include, the following: a quarterly operating and capital budget, a projected quarterly income statement, statement of cash flows and balance sheet and a report containing management's discussion and analysis of such projections, accompanied by a certificate from the chief executive officer or chief financial officer of Rural/Metro on behalf of the Credit Parties to the effect that such projections are based on reasonable estimates and assumptions, all of which are reasonable in light of current conditions, have been prepared on the basis of the assumptions stated therein, and reflect, as of the time so furnished, the reasonable estimate of Rural/Metro and its Subsidiaries of the projected results of operations and other information projected therein."

         (e) Section 7.2 shall hereby be amended by deleting clauses (c) and (d) therefrom in their entirety and substituting the following in lieu thereof:

                  "(c) setting forth as at the end of such fiscal quarter the calculations required to establish (i) whether or not Rural/Metro and its Subsidiaries were in compliance with the financial covenants set forth in Article IX hereof (ii) whether or not Rural/Metro and its Subsidiaries were in compliance with the investment and acquisition covenant set forth in Section 10.4 hereof (calculated pursuant to the calculation worksheet attached as Schedule 1 to Exhibit D) and (iii) the calculation of the Applicable Margin pursuant to Section 4.1(c) as at the end of such period; and

                  (d) attaching a Consolidated aging of the accounts receivable of Rural/Metro and its Subsidiaries as of the end of such fiscal quarter, including a detailed report by payor for Medicare, private pay and Medicaid (for system integrated accounts receivable only; provided, that payor detail shall cover not less than 70% of total accounts receivable) and a written discussion of any increase in Average Accounts Receivable Days since the report delivered as of the end of the prior fiscal quarter, all certified by the chief financial officer of Rural/Metro on behalf of the Credit Parties in the form of Exhibit D hereto."

         (f) Section 8.11 shall hereby be deleted in its entirety and the following Section 8.11 shall be substituted in lieu thereof:

                  "SECTION 8.11. Additional Borrowers. Upon the creation of any Subsidiary permitted by this Agreement (other than a Subsidiary permitted pursuant to Section 10.4(j); provided, that RMC Insurance, Ltd. shall not be excluded from the requirements of this Section 8.11), cause to be executed and delivered to the Agent within ten (10) Business Days after the creation of such Subsidiary, (a) the joinder agreement attached as Exhibit K hereto executed by such new Subsidiary,
         (b) the supplement substantially in the form attached as Annex II to the Security Agreement executed by such new Subsidiary, (c) the supplement substantially in the form attached as Exhibit A to the Pledge Agreement executed by the applicable Credit Party, (d) the closing documents and certificates required of each of the Credit Parties pursuant to Section 5.2(b) and (c) hereof with respect to such new Subsidiary; provided, that upon the written request of the Borrowers, the Majority Lenders, in their sole discretion, may waive the requirement that an opinion of counsel be delivered with respect to such new Subsidiary and (e) such other documents reasonably requested by the Agent in order that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and the capital stock and applicable assets of such Subsidiary shall become Collateral for the Obligations. Upon satisfaction of the conditions set forth in this Section 8.11, each Subsidiary shall become a Borrower hereunder and the other Loan Documents, as of such date, as if an original signatory hereto and to the other Loan Documents."

         (g) Section 9.7 shall hereby be deleted in its entirety and the following Section 9.7 shall be substituted in lieu thereof:

                  "SECTION 9.7. Limitation on Capital Expenditures. Make or incur Capital Expenditures during the following periods in an aggregate amount in excess of the following amounts: (a) for the Fiscal Year ending June 30, 1997, $22,000,000, (b) for any fiscal quarter ending after June 30, 1997 and on or prior to June 30, 1998 (the "Applicable Quarter"), an amount equal to 1.50% of the Consolidated Net Revenues of Rural/Metro and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending with the preceding fiscal quarter; provided, that in the event that the Total Debt Leverage Ratio calculated pursuant to Section 9.1 shall have been less than 2.25 to 1.00 at the end of the preceding fiscal quarter, Capital Expenditures for the Applicable Quarter shall not exceed an amount equal to 2.25% of the Consolidated Net Revenues of Rural/Metro and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending with the preceding fiscal quarter and (c) for any fiscal quarter thereafter, an amount equal to 1.00% of the Consolidated Net Revenues of Rural/Metro and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending with the preceding fiscal quarter. Notwithstanding and in addition to the foregoing, after the date of the First Amendment, Rural/Metro and its Subsidiaries shall be permitted to incur Capital Expenditures in connection with upgrading the building located at 4141 North Granite Reef, Scottsdale, Arizona in an aggregate amount not to exceed $5,000,000."

         (h) Section 9.8 shall hereby be deleted in its entirety and the following Section 9.8 shall be substituted in lieu thereof:

                  "SECTION 9.8. Limitation on Operating Leases. Incur Net Rental and Operating Lease Expense for any period of four (4) consecutive fiscal quarters in an amount greater than 3.00% of Consolidated Net Revenues for such four (4) fiscal quarter period."

         (i) Sections 10.1(e) and 10.1(i) shall hereby be deleted in their entirety and the following Sections 10.1(e) and 10.1(i) shall be substituted in lieu thereof:

         "(e) Parent Seller Financing, Subordinated Seller Financing and Earn-Out Obligations in an aggregate principal amount at any time outstanding not to exceed $20,000,000 (less any and all current outstanding principal amounts of all items identified on Schedule 10.1 as "seller financing");"

                  "(i) Capital Leases and purchase money Debt described in
         Section 10.3(c) and Debt (with terms and conditions reasonably satisfactory to the Majority Lenders) of any Person assumed by a Credit Party in connection with a Permitted Acquisition, in an aggregate principal amount at any time outstanding not to exceed $15,000,000 (less any and all current outstanding principal amounts of all items identified on Schedule 10.1 as Capital Leases and purchase money Debt); and"

         (j) Section 10.3 shall be modified by deleting the word "and" after clause (j) thereof; deleting the period at the end of clause (k) thereof; and adding the following at the end thereof:

                  "; and (l) Liens in favor of Governmental Authorities in the form of contingent lease agreements executed or assumed by a Credit Party after the date of the First Amendment (the "Contingent Liens"), in form and substance satisfactory to the Agent in its reasonable discretion, which agreements permit such Governmental Authorities to lease or purchase existing inventory and equipment used in connection with emergency service contracts between Credit Parties and such Governmental Authorities upon the early termination of such contracts for a period not to exceed twelve (12) months after such termination; provided, that the aggregate fair saleable value of all assets subject to such Contingent Liens created by agreements executed or assumed by a Credit Party after the date of the First Amendment shall not exceed $4,000,000 at any time."

         (k) Section 10.4 shall be modified by deleting clauses (f) and (g) therefrom in their entirety and substituting the following clauses (f) and (g) in lieu thereof:

                  "(f) investments by any Credit Party in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets, any combination thereof or any "pooling of interests") of any other Person if each such acquisition meets all of the following requirements: (i) the Person to be acquired shall engage in an ambulance service business (which business may include a fire protection component), (ii) a Credit Party shall be the surviving Person and no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the acquisition, (iii) the Credit Parties shall have certified to the Agent that they are in pro forma compliance with each covenant contained in Article IX and Article X hereof prior to consummating the acquisition and, if any Lender requests in its sole discretion, the Credit Parties shall have provided evidence to the Agent of such pro forma compliance, (iv) the Fair Market Value of all Consideration (as defined below) paid in connection with such acquisition (or series of related acquisitions in the same Fiscal Year) shall not exceed $10,000,000; provided, that in the event that the Total Debt Leverage Ratio as of the most recent fiscal quarter end prior to the acquisition date, calculated on a pro forma basis to include any and all Debt incurred by the Credit Parties in connection with such acquisition and any and all Debt of such acquired Person assumed by the Credit Parties, shall be less than 2.25 to 1.00, the Fair Market Value of all Consideration paid in connection with such acquisition (or series of related acquisitions in the same Fiscal Year) shall not exceed $12,500,000, and (v) the Fair Market Value of all Consideration paid in connection with all such acquisitions shall not exceed in the aggregate (A) for the Fiscal Year ending June 30, 1997, $50,000,000 (excluding the Fair Market Value of all Consideration paid in connection with the acquisition of Commonwealth Ambulance Service, Inc. and its subsidiaries), (B) for the Fiscal Year ending June 30, 1998, 17.5% of Consolidated Net Revenues of Rural/Metro and its Subsidiaries for the previous Fiscal Year and (C) thereafter, $15,000,000 per annum;

                  (g) acquisitions otherwise approved in writing by the Majority Lenders;"

         (l) Section 10.4 shall be modified by deleting the word "and" after clause (h) thereof; deleting the period at the end of clause (i) thereof; and adding the following at the end thereof:

                  and; (j) investments (including working capital investments) by any Credit Party in Persons organized or operating outside of the United States and in Persons that are not Wholly-Owned Subsidiaries of such Credit Party if each such investment meets all of the following requirements: (i) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such investment, (ii) the Fair Market Value of all Consideration paid in connection with such investments shall not exceed the amounts set forth on Exhibit M attached hereto and (iii) such Credit Party shall execute such documents necessary to pledge 100% of its ownership interest in such Person within ten (10) Business Days after such investment is made. Notwithstanding anything contained herein to the contrary, it is understood by the parties hereto that this clause (j), together with clauses (a) and (i) above, are the only clauses which permit investments by any Credit Party in Persons organized or operating outside of the United States and in Persons that are not Wholly-Owned Subsidiaries of such Credit Party; provided, that Rural/Metro or one of its Subsidiaries shall be permitted to form RMC Insurance, Ltd., a corporation formed under the laws of Barbados, which will be capitalized with a letter of credit with a face amount of $125,000, cash in the amount of $25,000 and the building located at 4141 North Granite Reef, Scottsdale, Arizona.

                  For the purposes of calculating compliance with clauses (f) and (j) of this Section 10.4, the "Fair Market Value of all Consideration" paid in connection with any acquisition or investment shall include (1) any cash consideration paid in connection with such acquisition or investment, (2) the face amount of any Seller Financing issued in connection with such acquisition or investment (excluding Earn-Out Obligations on terms and conditions satisfactory to the Agent to be paid to a seller in connection with additional business or contracts not in existence at the time of such acquisition or investment), (3) the face amount of any Debt assumed in connection with such acquisition or investment, (4) the amount of any commissions paid in connection with such acquisition or investment, (5) 100% of the fair market value (calculated in the same manner as in the applicable acquisition or investment contract, such calculation to be reasonably satisfactory to the Agent) of any unrestricted stock issued or transferred in a pooling of interest or otherwise and (6) 65% of the fair market value (calculated in the same manner as in the applicable acquisition or investment contract, such calculation to be reasonably satisfactory to the Agent) of any restricted stock (stock which cannot by agreement be sold or transferred for a period of at least 2 years or is otherwise deemed to be restricted by the Agent, in its reasonable discretion) issued or transferred in a pooling of interest or otherwise and minus
         (7) any cash balances assumed in such acquisition or investment.

         (m) Section 10.6 shall be modified by deleting the word "and" after clause (e) thereof; deleting the period at the end of clause (f) thereof; and adding the following at the end thereof:

                  ";(g) any conveyance, sale, lease, assignment, transfer or other disposition of assets to Governmental Authorities in connection with contingent lease agreements executed or assumed by a Credit Party after the date of the First Amendment, in form and substance satisfactory to the Agent in its reasonable discretion, which agreements permit such Governmental Authorities to lease or purchase existing inventory and equipment used in connection with emergency service contracts between Credit Parties and such Governmental Authorities upon the early termination of such contracts for a period not to exceed twelve (12) months after such termination; provided, that the aggregate fair saleable value of all assets so conveyed, sold, leased, assigned or transferred by a Credit Party after the date of the First Amendment shall not exceed $4,000,000; and

                  (h) Capital Leases and operating leases for fair market value to any Person in which a Credit Party made an investment pursuant to
         Section 10.4(j) above; provided, that the aggregate fair saleable value of all assets so leased shall not exceed $3,000,000.

         (n) Section 10.7 shall hereby be deleted in its entirety and the following Section 10.7 shall be substituted in lieu thereof:

                  "SECTION 10.7. Limitations on Dividends and Distributions. Declare or pay any dividends upon any of its capital stock or purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock; provided that (a) any Credit Party may pay dividends solely in shares of its own capital stock, (b) any Subsidiary may pay cash dividends to a Credit Party, (c) Rural/Metro may make a dividend distribution to its shareholders of "Rights" to purchase "Series A Junior Participating Preferred Stock" of Rural/Metro, pursuant to the terms and conditions of a Rights Agreement dated as of August 23, 1995 between Rural/Metro and American Securities Transfer, Inc., as Rights Agent, (d) Rural/Metro may pay cash dividends in any fiscal quarter in an aggregate amount not to exceed 25% of Net Income for the most recently ended fiscal quarter, (e) Rural/Metro may redeem shares of its capital stock; provided, that (i) the fair market value of any such shares of capital stock redeemed in any fiscal quarter, together with any and all cash dividends made pursuant to clause (d) above, shall not exceed 25% of Net Income for the most recently ended fiscal quarter and (ii) the fair market value of all such shares of capital stock redeemed shall not exceed $5,000,000 in the aggregate and
         (f) Rural/Metro may make contributions of (i) any amount of capital stock and (ii) cash in an aggregate amount not to exceed $1,000,000, in any of the Fiscal Years ending on June 30, 1996, June 30, 1997 and June 30, 1998 to its Employee Stock Ownership Plan; provided that, in connection with any distribution or payment pursuant to clauses (d) and
         (e) above, no Default or Event of Default shall have occurred before and after giving effect to any such dividend or payment."

         (o) Section 10.11 shall hereby be deleted in its entirety and the following Section 10.11 shall be substituted in lieu thereof

                  "SECTION 10.11. Restrictive Agreements. Enter into any agreement after the Closing Date which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties; provided, that any contingent lease agreement permitted pursuant to Sections 10.3(l) and 10.6(g) may restrict or limit the ability of the Credit Party party to such contingent lease agreement to incur Liens on or otherwise encumber the assets subject to such contingent lease agreement."

         (p) Exhibit D to the Credit Agreement shall be deleted in its entirety and the Exhibit D attached hereto shall be substituted in lieu thereof.

         (q) Exhibit M attached hereto shall be added as Exhibit M to the Credit Agreement.

         4. Waivers of the Credit Agreement and Loan Documents. The Lenders hereby waive any Default or Event of Default which may have occurred as a result of the Borrower's failure to comply with the maximum Capital Expenditures limitations set forth in Section 9.7 for the fiscal quarter ending September 30, 1996; provided, that nothing contained herein shall be construed to be a waiver of the Capital Expenditures limitations set forth in Section 9.7 (as amended herein) for the Fiscal Year ending June 30, 1997 (which shall include any and all Capital Expenditures incurred during the fiscal quarter ending September 30,
1996).

         5. Representations and Warranties/No Default. By their execution hereof, the Credit Parties hereby certify that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof no Default or Event of Default has occurred and is continuing.

         6. Expenses. The Credit Parties shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this First Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Agent.

         7. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

         8. Counterparts. This First Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.

                                             BORROWERS:


                                             THE AID AMBULANCE COMPANY, INC.

                                             By:________________________________
                                                Name:___________________________
                                                Title:__________________________


                                             AID AMBULANCE AT VIGO COUNTY, INC.

                                             By:________________________________
                                                Name:___________________________
                                                Title:__________________________


                                             THE AID COMPANY, INC.

                                             By:________________________________
                                                Name:___________________________
                                                Title:__________________________


                                             AMERICAN LIMOUSINE SERVICE, INC.

                                             By:________________________________
                                                Name:___________________________
                                                Title:__________________________


                                             BEACON TRANSPORTATION, INC.

                                             By:________________________________
                                                Name:___________________________
                                                Title:__________________________


                                             CITY WIDE AMBULANCE SERVICE, INC.

                                             By:________________________________
                                                Name:___________________________
                                                Title:__________________________

                                          CORNING AMBULANCE SERVICE INC.

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________


                                          E.M.S. VENTURES, INC.

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________


                                          EMS VENTURES OF SOUTH CAROLINA, INC.

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________


                                          EASTERN AMBULANCE SERVICE, INC.

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________


                                          EASTERN PARAMEDICS, INC.

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________


                                          THE GEORGE HEISEL CORPORATION

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________

                                           GOLD CROSS AMBULANCE SERVICES, INC.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________


                                           GOLD CROSS AMBULANCE SERVICE OF PA.,
                                                    INC.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________


                                           LASALLE AMBULANCE INC.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________


                                           MEDICAL TRANSPORTATION SERVICES, INC.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________


                                           MEDSTAR EMERGENCY MEDICAL SERVICES,
                                                    INC.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________


                                           METRO CARE CORP.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________


                                           METROPOLITAN FIRE DEPT., INC.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________

                                       MYERS AMBULANCE SERVICE, INC.

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                       NATIONAL AMBULANCE & OXYGEN SERVICE,
                                                INC.

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                       PHYSICIANS AMBULANCE SERVICE, INC.

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                       RURAL/METRO INTERNATIONAL, INC.

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                       R/M MANAGEMENT CO., INC.

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                       RURAL/METRO TEXAS HOLDINGS, INC.

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                       RURAL/METRO CORPORATION, AN ARIZONA
                                                CORPORATION

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________

                                            RURAL/METRO CORPORATION OF FLORIDA

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________


                                            RURAL/METRO CORPORATION OF TENNESSEE

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________


                                            R/M OF TENNESSEE G.P., INC.

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________


                                            R/M OF TENNESSEE L.P., INC.

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________

                                            RURAL/METRO OF TENNESSEE L.P.

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________

                                            RURAL/METRO FIRE DEPT., INC.

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________


                                            RURAL/METRO OF ALABAMA, INC.

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________


                                            RURAL/METRO OF ARDMORE, INC.

                                            By:________________________________
                                               Name:___________________________

                                               Title:__________________________



                                            RURAL/METRO OF ARLINGTON, INC.

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________


                                            RURAL/METRO OF ATLANTA, INC.

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________


                                            RURAL/METRO OF CANADA, INC.

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________


                                            RURAL/METRO OF CENTRAL ALABAMA, INC.

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________


                                            RURAL/METRO OF CENTRAL OHIO, INC.

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________


                                            RURAL/METRO OF GEORGIA, INC.

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________


                                            RURAL/METRO OF INDIANA, INC.

                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________

                                           RURAL/METRO OF INDIANA, L.P.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________


                                           RURAL/METRO OF INDIANA II, L.P.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________


                                           RURAL/METRO OF NEBRASKA, INC.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________


                                           RURAL/METRO OF NEW YORK, INC.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________


                                           RURAL/METRO OF NORTH FLORIDA, INC.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________


                                           RURAL/METRO OF OHIO, INC.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________


                                           RURAL/METRO OF OREGON, INC.

                                           By:________________________________
                                              Name:___________________________
                                              Title:__________________________

                                          RURAL/METRO OF SOUTH CAROLINA, INC.

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________


                                          RURAL/METRO OF SOUTH DAKOTA, INC.

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________


                                          RURAL/METRO OF TEXAS, INC.

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________


                                          RURAL/METRO OF TEXAS, L.P.

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________


                                          R/M OF TEXAS, G.P., INC.

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________

                                          SIOUX FALLS AMBULANCE, INC.

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________


                                          TOWNS AMBULANCE SERVICE, INC.

                                          By:________________________________
                                             Name:___________________________
                                             Title:__________________________

                                         VALLEY FIRE SERVICE, INC.

                                         By:________________________________
                                            Name:___________________________
                                            Title:__________________________


                                         W & W LEASING COMPANY, INC.

                                         By:________________________________
                                            Name:___________________________
                                            Title:__________________________


                                         THE WESTERN NEW YORK EMERGENCY
                                                  MEDICAL SERVICES TRAINING
                                                  INSTITUTE INC.

                                         By:________________________________
                                            Name:___________________________
                                            Title:__________________________



                                         GUARANTOR:

                                         RURAL/METRO CORPORATION, A DELAWARE
                                         CORPORATION

                                         By:________________________________
                                            Name:___________________________
                                            Title:__________________________

                                       AGENT:

                                       FIRST UNION NATIONAL BANK OF NORTH
                                       CAROLINA, as Agent

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                       LENDERS:

                                       FIRST UNION NATIONAL BANK OF NORTH
                                       CAROLINA, as Lender

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                       FLEET BANK, N.A. (formerly known as
                                       Natwest Bank N.A.)

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                       NBD BANK

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                       ABN AMRO BANK N.V.

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________

                                       By:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                       FIRST INTERSTATE BANK OF ARIZONA,
                                       N.A.


                                       By:________________________________

                                         Name:___________________________
                                         Title:__________________________


                                      THE LONG-TERM CREDIT BANK OF JAPAN,
                                      LIMITED


                                      By:________________________________
                                         Name:___________________________
                                         Title:__________________________

                                      BANK OF AMERICA ARIZONA


                                      By:________________________________
                                         Name:___________________________
                                         Title:__________________________


                                      BANQUE PARIBAS


                                      By:________________________________
                                         Name:___________________________
                                         Title:__________________________

                                      By:________________________________
                                         Name:___________________________
                                         Title:__________________________